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                                  Exhibit 23.2

             Consent of Deloitte & Touche LLP, Independent Auditors


INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Dura Pharmaceuticals, Inc. of our report dated January 29, 1996 (April 26, 1996 as to the reclassifications described in Note 2), appearing in the Annual Report on Form 10-K/A of Dura Pharmaceuticals, Inc. for the year ended December 31, 1995.



                                        /s/ DELOITTE & TOUCHE LLP
                                        ------------------------------


San Diego, California
August 19, 1996